EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    I, Carl A. Chase,  certify, pursuant to 18 U.S.C. Section 1350, as adopted  pursuant  to  Section  906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Unicorp, Inc. on Form 10-QSB for the quarterly period ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such  Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Unicorp, Inc.

Date:  May 16, 2007

By:  _Carl A. Chase____________________________
        Carl A. Chase
        Principal Financial and Accounting Officer